Exhibit No. 99.11

Birner Dental Management Services, Inc.
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
August 9, 2005

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       ANNOUNCES 49.3% NET INCOME INCREASE
                          FOR THE 2Q '05 VERSUS 2Q `04

DENVER, COLORADO, August 9, 2005. Birner Dental Management Services, Inc. (NASDAQ SmallCap Market: BDMS), operators of PERFECT TEETH(R) dental practices, announced results for the quarter ended June 30, 2005. The Company reported net income increased 49.3% to $633,000, or $.25 per share of common stock compared to net income of $424,000, or $.16 per share of common stock for the quarter ended June 30, 2004. Total dental group practice revenue increased $1.6 million, or 13.7%, to $13.3 million for the quarter ended June 30, 2005 compared to total group practice revenue of $11.7 million for the quarter ended June 30, 2004. For the quarter ended June 30, 2005, net revenue increased $1.2 million to $9.4 million, or 14.9%, compared to net revenue of $8.2 million for the corresponding period in 2004. The Company's earnings before interest, taxes, depreciation, amortization and discontinued operations ("Adjusted EBITDA") increased $215,000, or 17.0%, to $1,484,000 for the quarter ended June 30, 2005 compared to $1,269,000 for the quarter ended June 30, 2004.

For the six months ended June 30, 2005, net income increased 56.2% to $1.3 million, or $.52 per share of common stock compared to net income of $853,000, or $.33 per share of common stock for the six months ended June 30, 2004. Total dental group practice revenue increased $3.1 million, or 13.4%, to $26.7 million for the six months ended June 30, 2005 compared to $23.6 million for the six months ended June 30, 2004. For the six months ended June 30, 2005, net revenue increased $2.4 million to $18.8 million, or 14.5%, compared to net revenue of $16.4 million for the corresponding period in 2004. Adjusted EBITDA for the six months ended June 30, 2005 increased $524,000, or 20.3%, to $3.1 million compared to $2.6 million for the six months ended June 30, 2004.

On July 13, 2005, the Company announced that its Board of Directors had declared a 2-for-1 stock split of its common stock. The 2-for-1 stock split, which was effected as a stock dividend, was distributed on August 8, 2005 to shareholders of record at the close of business on August 1, 2005. The stock split increased the number of shares outstanding from 1,210,295 on August 8, 2005 to 2,420,590. All share and earnings per share calculations for all periods in this press release have been restated to reflect the effect of the stock split.

On July 1, 2005, the independent directors of the Company's Board of Directors approved an award of 60,000 shares of restricted stock to the Company's Chairman and Chief Executive Officer. This grant was in accordance with the terms of the 2005 Equity Incentive Plan. The shares granted vest one-third on each of January 1, 2006, January 1, 2007 and January 1, 2008. In connection with this grant, the Company has agreed to reimburse the Chief Executive Officer for his tax liability incurred in connection with the award. Such reimbursement will total approximately $580,000. As a result of the award of shares and the reimbursement of the tax liability, the Company expects to recognize equity compensation expense, before taxes, of approximately $661,000 in the quarter ended September 30, 2005 and approximately $81,000 of compensation expense, before taxes, in each subsequent quarter through the quarter ending December 31, 2007.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. Currently, the Company manages 56 dental offices, of which 36 were acquired and 20 were de novo developments. The Company operates its dental offices under the PERFECT TEETH(R) name.

The Company previously announced it would conduct a conference call to review year to date and quarter ended June 30, 2005 results. In addition to current operating results, the teleconference may include discussion of management's expectation of future financial and operating results. The call will be held on Tuesday, August 9, 2005, at 9:00 a.m. MT. To participate in this conference call, dial in to 1-800-231-9012 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join in on the conference call on August 9, the rebroadcast number is 1-888-203-1112 with the pass code of 4263331. This rebroadcast will be available through August 23, 2005.

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding the Company's growth prospects and performance in 2005 and other future periods and compensation expense. These and other risks are set forth in the reports filed by the Company with the Securities and Exchange Commission.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer
(303) 691-0680

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                              Quarters Ended                  Six Months Ended
                                                                  June 30,                         June 30,
                                                       ---------------------------       -----------------------------
                                                            2004           2005             2004             2005

NET REVENUE (a)                                        $ 8,177,042     $ 9,393,284       $16,387,238       $18,761,015
DIRECT EXPENSES:
    Clinical salaries and benefits                       3,006,341       3,490,196         6,035,947         6,976,346
    Dental supplies                                        495,415         599,015           957,839         1,132,353
    Laboratory fees                                        638,934         655,810         1,267,572         1,284,306
    Occupancy                                              867,920         952,684         1,743,068         1,912,900
    Advertising and marketing                              189,589         312,155           335,677           571,597
    Depreciation and amortization                          453,575         416,620           921,316           840,992
    General and administrative                             965,704         992,319         1,905,245         1,972,432
                                                       -----------     -----------       -----------       -----------
                                                         6,617,478       7,418,799        13,166,664        14,690,926
                                                       -----------     -----------       -----------       -----------
    Contribution from dental offices                     1,559,564       1,974,485         3,220,574         4,070,089

CORPORATE EXPENSES:
       General and administrative                          743,867         906,629         1,561,956         1,807,117
       Depreciation and amortization                        54,325          32,618           110,922            69,292
                                                       -----------     -----------       -----------       -----------

    Operating income                                       761,372       1,035,238         1,547,696         2,193,680
    Interest expense (income), net                          17,517         (20,235)           43,619           (27,867)

    Income from continuing  operations
       before income taxes                                 743,855       1,055,473         1,504,077         2,221,547
    Income tax expense                                    (297,542)       (422,205)         (601,631)         (888,636)
                                                       -----------     -----------       -----------       -----------
    Income from continuing operations                      446,313         633,268           902,446         1,332,911

DISCONTINUED OPERATIONS
      Operating (loss) attributable to assets disposed of  (36,840)              -           (82,035)                -
    (Loss) recognized on dispositions                            -               -                 -                 -
     Income tax benefit                                     14,736               -            32,814                 -
                                                       -----------     -----------       -----------       -----------

 Loss on discontinued operations                           (22,104)              -           (49,221)                -
                                                       -----------     -----------       -----------       -----------

    Net income                                         $   424,209     $   633,268       $   853,225       $ 1,332,911
                                                       ===========     ===========       ===========       ===========


Net income per share of Common Stock - Basic:
    Continuing operations                              $       .19     $       .27       $       .38       $       .57
    Discontinued operations                                   (.01)              -              (.02)                -
                                                       ------------    -----------       -----------       -----------

Net income per share of Common Stock - Basic           $       .18     $       .27       $       .36       $       .57
                                                       ===========     ===========       ===========       ===========

Net income per share of Common Stock - Diluted:
    Continuing operations                              $       .17     $       .25       $       .35       $       .52
    Discontinued operations                                   (.01)              -              (.02)                -
                                                       ------------    -----------       -----------       -----------

Net income per share of Common Stock - Diluted         $       .16     $       .25       $       .33       $       .52
                                                       ===========     ===========       ===========       ===========

Weighted average number of shares of Common Stock
and dilutive securities:
    Basic                                                2,379,582       2,306,202         2,378,442         2,342,994
                                                       ===========     ===========       ===========       ===========

    Diluted                                              2,596,602       2,555,696         2,594,126         2,587,816
                                                       ===========     ===========       ===========       ===========

a) Total dental group practice revenue less amounts retained by group practices. Dental group practice revenue was $13,344,516 for the three months ended June 30, 2005 compared to $11,740,173 for the three months ended June 30, 2004 and was $26,694,923 for the six months ended June 31, 2005 compared to $23,550,013 for the six months ended June 30, 2004.

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                                                    December 31,          June 30,
                                     ASSETS                                            2004                 2005
                                                                                    -----------         ------------
CURRENT ASSETS:
    Cash and cash equivalents                                                       $   756,181         $  1,006,352
    Accounts receivable, net of allowance for doubtful accounts
       of $230,495 and $251,661, respectively                                         2,976,186            3,838,860
    Deferred tax asset                                                                  135,826              135,826
    Income tax receivable                                                                80,318                    -
    Prepaid expenses and other assets                                                   800,671              538,086
                                                                                    -----------         ------------
                Total current assets                                                  4,749,182            5,519,124

PROPERTY AND EQUIPMENT, net                                                           3,164,124            3,113,429

OTHER NONCURRENT ASSETS:
    Intangible assets, net                                                           13,787,093           13,411,873
    Deferred charges and other assets                                                   159,440              157,965
                                                                                    -----------         ------------

                Total assets                                                        $21,859,839          $22,202,391
                                                                                    ===========          ===========

                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                                           $ 4,637,927          $ 5,240,098
    Income taxes payable                                                                      -              426,018
    Current maturities of long-term debt                                                167,217              165,221
                                                                                    -----------         ------------
             Total current liabilities                                                4,805,144            5,831,337

LONG-TERM LIABILITIES:
    Deferred tax liability, net                                                         670,893              670,893
    Long-term debt, net of current maturities                                         1,078,711            1,223,672
    Other long-term obligations                                                         176,741              171,276
                                                                                    -----------         ------------
                Total liabilities                                                     6,731,489            7,897,178


SHAREHOLDERS' EQUITY:
    Preferred Stock, no par value, 10,000,000 shares
       authorized; none outstanding                                                           -                    -
    Common Stock, no par value, 20,000,000 shares
       authorized; 2,417,020 and 2,355,990 shares issued and
       outstanding, respectively                                                     12,125,811           10,442,330
    Retained earnings                                                                 3,002,539            3,862,883
                                                                                    -----------         ------------
                Total shareholders' equity                                           15,128,350           14,305,213
                                                                                    -----------         ------------

                Total liabilities and shareholders' equity                          $21,859,839          $22,202,391
                                                                                    ===========          ===========

Although Adjusted EBITDA is not a generally accepted accounting principles measure of performance or liquidity, the Company believes that it may be useful to an investor in evaluating its performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with generally accepted accounting principles. In addition, because Adjusted EBITDA is not calculated in accordance with generally accepted accounting principles, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA can be made by adding Discontinued operations (before income tax expense), Depreciation and amortization - Offices, Depreciation and amortization - Corporate, Interest expense/(income), net and Income tax expense to Net income as in the table below.



                                                            Quarters Ended                    Six Months Ended
                                                                June 30,                           June 30,
                                                     -----------------------------      -----------------------------
                                                         2004              2005            2004              2005
Reconciliation of Adjusted EBITDA:
    Net income                                       $   424,209        $  633,268      $   853,225      $  1,332,911
    Discontinued operations -
        (before income tax expense)                       36,840                 -           82,035                 -
    Depreciation and amortization - Offices              453,575           416,620          921,316           840,992
Depreciation and amortization - Corporate                 54,325            32,618          110,922            69,292
Interest expense/(income), net                            17,517          (20,235)           43,619          (27,867)
Income tax expense                                       282,806           422,205          568,817           888,636
                                                     -----------        ----------      -----------      ------------

Adjusted EBITDA                                      $ 1,269,272        $1,484,476      $ 2,579,934       $3,103,964
                                                     ===========        ==========      ===========       ==========



Total dental group practice revenue is the revenue generated at the Company's offices from professional services provided to its patients. Amounts retained by group practices represents compensation expense to the dentists and hygienists and is subtracted from total dental group practice revenue to arrive at net revenue. The Company reports net revenue in its financial statements to comply with Emerging Issues Task Force Issue No. 97-2, Application of SFAS No. 94 (Consolidation of All Majority Owned Subsidiaries) and APB Opinion No. 16 (Business Combinations) to Physician Practice Management Entities and Certain Other Entities With Contractual Management Arrangements. Total dental group practice revenue is disclosed because it is a critical component for management's evaluation of office performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with generally accepted accounting principles.


                                                        Quarters Ended                     Six Months Ended
                                                            June 30,                             June 30,
                                                 -----------------------------       -------------------------------
                                                     2004              2005               2004              2005
Total dental group practice revenue              $ 11,740,173     $ 13,344,516       $ 23,550,013       $ 26,694,923
Amounts retained by group practices                (3,563,131)      (3,951,232)        (7,162,775)        (7,933,908)
                                                 ------------     ------------       ------------       ------------
Net revenue                                      $  8,177,042     $  9,393,284       $ 16,387,238       $ 18,761,015
                                                 ============     ============       ============       ============